Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2009

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 10, 2010

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

Revenues and expenses reported herein reflect certain reclassifications to conform to current reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2008	2009
2009	2008			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,268	(314)	504%	U.S. Retirement Solutions and Investment Management Division	(975)	175	564	314	215
893	786	14%	U.S. Individual Life and Group Insurance Division	78	133	243	307	210
1,886	1,415	33%	International Insurance and Investments Division	1	435	481	513	457
(728)	(397)	-83%	Corporate and other operations	(288)	(166)	(162)	(201)	(199)
3,319	1,490	123%	Total pre-tax adjusted operating income (loss)	(1,184)	577	1,126	933	683
838	403	108%	Income taxes, applicable to adjusted operating income	(305)	141	309	200	188
2,481	1,087	128%	Financial Services Businesses after-tax adjusted operating income (loss)	(879)	436	817	733	495

			Reconciling items:
(1,739)	(2,222)	22%	Realized investment gains (losses), net, and related charges and adjustments	(511)	(666)	(877)	(234)	38
1,601	(1,734)	192%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(815)	145	686	694	76
(899)	1,163	-177%	Change in experience-rated contractholder liabilities due to asset value changes	481	(45)	(347)	(458)	(49)
2,131	(506)	521%	Divested businesses	(230)	(32)	(24)	25	2,162
(2,364)	654	-461%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	509	3	14	(92)	(2,289)
(1,270)	(2,645)	52%	Total reconciling items, before income taxes	(566)	(595)	(548)	(65)	(62)
(624)	(883)	29%	Income taxes, not applicable to adjusted operating income	(159)	(148)	(260)	(345)	129
(646)	(1,762)	63%	Total reconciling items, after income taxes	(407)	(447)	(288)	280	(191)
1,835	(675)	372%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(1,286)	(11)	529	1,013	304
1,557	(483)	422%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(384)	5	(12)	81	1,483
3,392	(1,158)	393%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(1,670)	(6)	517	1,094	1,787
(34)	36	-194%	Earnings attributable to noncontrolling interests	(1)	(11)	17	(50)	10
3,358	(1,122)	399%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(1,671)	(17)	534	1,044	1,797
19	18	6%	Income (loss) from discontinued operations, net of taxes	14	1	21	(4)	1
3,377	(1,104)	406%	Net income (loss) of Financial Services Businesses	(1,657)	(16)	555	1,040	1,798
(34)	36	-194%	Less: Income (loss) attributable to noncontrolling interests	(1)	(11)	17	(50)	10
3,411	(1,140)	399%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1,656)	(5)	538	1,090	1,788

11.27%	5.22%		Operating Return on Average Equity (based on adjusted operating income)	-16.60%	8.89%	15.48%	12.85%	8.18%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
3,411	(1,140)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(1,656)	(5)	538	1,090	1,788
(287)	23		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	74	19	(375)	(8)	77
3,124	(1,117)		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(1,582)	14	163	1,082	1,865

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted) (1):
5.58	2.62	Financial Services Businesses after-tax adjusted operating income (loss)	(2.04)	1.05	1.88	1.59	1.07

		Reconciling items:
(3.88)	(5.12)	Realized investment gains (losses), net, and related charges and adjustments	(1.21)	(1.57)	(2.02)	(0.50)	0.08
3.57	(4.00)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(1.93)	0.34	1.58	1.49	0.16
(2.01)	2.68	Change in experience-rated contractholder liabilities due to asset value changes	1.14	(0.11)	(0.80)	(0.99)	(0.10)
4.75	(1.17)	Divested businesses	(0.55)	(0.08)	(0.06)	0.05	4.60
(0.01)	—	Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	0.01	—	(0.03)

2.42	(7.61)	Total reconciling items, before income taxes	(2.55)	(1.41)	(1.29)	0.05	4.71
0.41	(2.42)	Income taxes, not applicable to adjusted operating income	(0.67)	(0.37)	(0.61)	(0.72)	2.00

2.01	(5.19)	Total reconciling items, after income taxes	(1.88)	(1.04)	(0.68)	0.77	2.71

7.59	(2.57)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(3.92)	0.01	1.20	2.36	3.78
0.04	0.04	Income (loss) from discontinued operations, net of taxes	0.03	—	0.05	(0.01)	0.01

7.63	(2.53)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(3.89)	0.01	1.25	2.35	3.79

444.6	429.7	Weighted average number of outstanding Common shares (basic)	421.3	422.1	432.9	461.2	461.8

448.2	433.6	Weighted average number of outstanding Common shares (diluted)	423.0	423.2	434.3	464.6	470.3

43	55	Direct equity adjustments for earnings per share calculation	19	11	11	12	9

5	—	Earnings related to interest, net of tax, on exchangeable surplus notes	0	0	—	1	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
28	6	Financial Services Businesses after-tax adjusted operating income	1	4	10	8	6
38	1	Income from continuing operations (after-tax) of Financial Services Businesses	1	—	6	12	20

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three and twelve months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to the weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	10,092	6,651	3,643	2,182	3,122
		Long-term debt	17,022	17,394	17,713	19,491	17,769
		Junior Subordinated Long-Term Debt	1,518	1,518	1,518	1,518	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	14,292	14,349	18,681	23,239	24,154
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	19,899	20,337	22,452	23,919	25,399
		Excluding total accumulated other comprehensive income	19,529	20,238	22,194	23,338	24,728

		Total Capitalization:
		Including accumulated other comprehensive income	32,832	33,261	37,912	44,248	43,441
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	38,439	39,249	41,683	44,928	44,686
		Excluding total accumulated other comprehensive income	38,069	39,150	41,425	44,347	44,015

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	33.69	33.83	40.20	49.71	51.52
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	46.91	47.95	48.32	51.16	54.18
		Excluding total accumulated other comprehensive income	46.04	47.72	47.76	49.92	52.75

		Number of diluted shares at end of period	424.2	424.1	464.7	467.5	468.8

		Common Stock Price Range (based on closing price):
54.63	91.36	High	64.80	35.11	46.00	54.63	52.82
11.29	13.73	Low	13.73	11.29	20.50	33.28	44.64
49.76	30.26	Close	30.26	19.02	37.22	49.91	49.76

		Common Stock market capitalization (1)	12,749	8,042	17,139	23,024	22,995

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

OPERATIONS HIGHLIGHTS

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	161.2	152.7	163.5	179.9	188.4
		Retail customers	61.6	61.3	70.3	79.1	84.4
		General account	172.6	172.3	175.6	184.9	184.0

		Total Investment Management and Advisory Services	395.4	386.3	409.4	443.9	456.8
		Non-proprietary assets under management	80.5	75.1	89.3	109.4	122.3

		Total managed by U.S. Retirement Solutions and Investment Management Division	475.9	461.4	498.7	553.3	579.1
		Managed by U.S. Individual Life and Group Insurance Division	12.4	11.9	11.2	12.1	12.4
		Managed by International Insurance and Investments Division	69.9	68.4	69.7	75.5	75.8

		Total assets under management	558.2	541.7	579.6	640.9	667.3
		Client assets under administration	101.1	98.8	106.7	116.3	119.5

		Total assets under management and administration	659.3	640.5	686.3	757.2	786.8

		Assets managed or administered for customers outside of the United States at end of period	112.6	110.4	115.2	127.0	130.0

		Distribution Representatives (1):
		Prudential Agents	2,360	2,389	2,421	2,453	2,447
		International Life Planners	6,365	6,397	6,375	6,484	6,609
		Gibraltar Life Advisors	6,330	6,170	6,376	6,060	6,398

51	58	Prudential Agent productivity ($ thousands)	70	41	49	58	56

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2008	2009
2009	2008	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
13,294	11,858	12%	Premiums	2,997	3,261	3,320	3,361	3,352
3,033	3,123	-3%	Policy charges and fee income	781	734	766	693	840
8,231	8,430	-2%	Net investment income	2,099	2,064	2,053	2,055	2,059
3,182	2,577	23%	Asset management fees, commissions and other income	(2)	1,943	201	498	540

27,740	25,988	7%	Total revenues	5,875	8,002	6,340	6,607	6,791

			Benefits and Expenses (1):
12,709	12,538	1%	Insurance and annuity benefits	3,472	3,464	2,928	3,115	3,202
3,460	3,343	3%	Interest credited to policyholders’ account balances	881	1,086	725	831	818
955	1,136	-16%	Interest expense	303	247	239	228	241
(2,769)	(2,302)	-20%	Deferral of acquisition costs	(567)	(578)	(641)	(782)	(768)
1,522	1,403	8%	Amortization of acquisition costs	512	1,205	(70)	102	285
8,544	8,380	2%	General and administrative expenses	2,458	2,001	2,033	2,180	2,330

24,421	24,498	0%	Total benefits and expenses	7,059	7,425	5,214	5,674	6,108

3,319	1,490	123%	Adjusted operating income (loss) before income taxes	(1,184)	577	1,126	933	683

			Reconciling items:
(1,651)	(2,267)	27%	Realized investment gains (losses), net, and related adjustments	(511)	(710)	(872)	(183)	114
(88)	45	-296%	Related charges	—	44	(5)	(51)	(76)

(1,739)	(2,222)	22%	Total realized investment gains (losses), net, and related charges and adjustments	(511)	(666)	(877)	(234)	38

1,601	(1,734)	192%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(815)	145	686	694	76
(899)	1,163	-177%	Change in experience-rated contractholder liabilities due to asset value changes	481	(45)	(347)	(458)	(49)
2,131	(506)	521%	Divested businesses	(230)	(32)	(24)	25	2,162
(2,364)	654	-461%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	509	3	14	(92)	(2,289)

(1,270)	(2,645)	52%	Total reconciling items, before income taxes	(566)	(595)	(548)	(65)	(62)

2,049	(1,155)	277%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(1,750)	(18)	578	868	621
214	(480)	145%	Income tax expense (benefit)	(464)	(7)	49	(145)	317

1,835	(675)	372%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(1,286)	(11)	529	1,013	304

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $125,753; $123,589; $123,430; $127,490; $131,727)	119,153	116,094	119,084	128,459	132,694
Fixed maturities, held to maturity, at amortized cost (fair value $3,832; $4,629; $4,938; $5,199; $5,197)	3,808	4,661	4,935	5,141	5,120
Trading account assets supporting insurance liabilities, at fair value	13,875	13,973	14,766	15,848	16,020
Other trading account assets, at fair value	4,216	4,445	3,550	3,656	2,866
Equity securities, available for sale, at fair value (cost $4,273; $3,893; $3,380; $3,390; $3,459)	3,665	3,425	3,404	3,747	3,810
Commercial mortgage and other loans	24,366	24,069	23,961	23,616	23,021
Policy loans	4,280	4,230	4,413	4,634	4,728
Securities purchased under agreements to resell	480	—	—	6	6
Other long-term investments	5,383	4,247	4,170	4,296	4,359
Short-term investments	4,092	3,458	5,790	6,072	5,481

Total investments	183,318	178,602	184,073	195,475	198,105
Cash and cash equivalents	13,054	12,748	11,798	10,524	12,451
Accrued investment income	1,603	1,610	1,571	1,613	1,668
Deferred policy acquisition costs	13,127	12,223	12,768	13,313	13,751
Deferred income taxes, net	(533)	(462)	—	—	—
Other assets	21,962	18,452	19,142	19,964	15,222
Separate account assets	147,095	139,638	151,266	168,128	174,074

Total assets	379,626	362,811	380,618	409,017	415,271

Liabilities:
Future policy benefits	70,221	67,417	69,699	72,774	73,931
Policyholders’ account balances	93,991	95,033	95,680	95,766	96,078
Securities sold under agreements to repurchase	4,288	3,743	3,467	3,650	2,985
Cash collateral for loaned securities	2,684	1,966	2,233	2,573	2,323
Income taxes	364	773	2,213	3,935	4,665
Senior short-term debt	10,092	6,651	3,643	2,182	3,122
Senior long-term debt	17,022	17,394	17,713	19,491	17,769
Junior subordinated long-term debt	1,518	1,518	1,518	1,518	1,518
Other liabilities	17,708	13,753	13,903	15,212	14,118
Separate account liabilities	147,095	139,638	151,266	168,128	174,074

Total liabilities	364,983	347,886	361,335	385,229	390,583

Attributed Equity:
Accumulated other comprehensive loss	(5,237)	(5,889)	(3,513)	(99)	(574)
Other attributed equity	19,529	20,238	22,194	23,338	24,728

Total attributed equity	14,292	14,349	18,681	23,239	24,154

Noncontrolling Interest	351	576	602	549	534

Total Equity	14,643	14,925	19,283	23,788	24,688

Total liabilities and equity	379,626	362,811	380,618	409,017	415,271

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,352	136	1,165	2,053	(2)
Policy charges and fee income	840	358	407	94	(19)
Net investment income	2,059	1,054	368	567	70
Asset management fees, commissions and other income	540	390	82	119	(51)

Total revenues	6,791	1,938	2,022	2,833	(2)

Benefits and Expenses (1):
Insurance and annuity benefits	3,202	360	1,234	1,601	7
Interest credited to policyholders’ account balances	818	583	128	128	(21)
Interest expense	241	13	41	1	186
Deferral of acquisition costs	(768)	(310)	(133)	(338)	13
Amortization of acquisition costs	285	(3)	96	207	(15)
General and administrative expenses	2,330	1,080	446	777	27

Total benefits and expenses	6,108	1,723	1,812	2,376	197

Adjusted operating income (loss) before income taxes	683	215	210	457	(199)

	Quarter Ended December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,997	209	1,091	1,698	(1)
Policy charges and fee income	781	256	441	90	(6)
Net investment income	2,099	1,101	357	527	114
Asset management fees, commissions and other income	(2)	191	80	(217)	(56)

Total revenues	5,875	1,757	1,969	2,098	51

Benefits and Expenses (1):
Insurance and annuity benefits	3,472	814	1,210	1,325	123
Interest credited to policyholders’ account balances	881	707	117	109	(52)
Interest expense	303	54	62	2	185
Deferral of acquisition costs	(567)	(148)	(126)	(299)	6
Amortization of acquisition costs	512	126	222	182	(18)
General and administrative expenses	2,458	1,179	406	778	95

Total benefits and expenses	7,059	2,732	1,891	2,097	339

Adjusted operating income (loss) before income taxes	(1,184)	(975)	78	1	(288)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	13,294	690	4,737	7,878	(11)
Policy charges and fee income	3,033	1,189	1,509	374	(39)
Net investment income	8,231	4,378	1,432	2,176	245
Asset management fees, commissions and other income	3,182	2,547	375	460	(200)

Total revenues	27,740	8,804	8,053	10,888	(5)

Benefits and Expenses (1):
Insurance and annuity benefits	12,709	1,469	5,058	6,139	43
Interest credited to policyholders’ account balances	3,460	2,609	492	480	(121)
Interest expense	955	68	181	4	702
Deferral of acquisition costs	(2,769)	(1,023)	(537)	(1,248)	39
Amortization of acquisition costs	1,522	548	208	798	(32)
General and administrative expenses	8,544	3,865	1,758	2,829	92

Total benefits and expenses	24,421	7,536	7,160	9,002	723

Adjusted operating income (loss) before income taxes	3,319	1,268	893	1,886	(728)

	Twelve Months Ended December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	11,858	654	4,381	6,833	(10)
Policy charges and fee income	3,123	1,287	1,525	342	(31)
Net investment income	8,430	4,449	1,396	2,006	579
Asset management fees, commissions and other income	2,577	2,139	412	266	(240)

Total revenues	25,988	8,529	7,714	9,447	298

Benefits and Expenses (1):
Insurance and annuity benefits	12,538	2,268	4,698	5,377	195
Interest credited to policyholders’ account balances	3,343	2,656	463	416	(192)
Interest expense	1,136	225	215	9	687
Deferral of acquisition costs	(2,302)	(689)	(486)	(1,173)	46
Amortization of acquisition costs	1,403	423	387	638	(45)
General and administrative expenses	8,380	3,960	1,651	2,765	4

Total benefits and expenses	24,498	8,843	6,928	8,032	695

Adjusted operating income (loss) before income taxes	1,490	(314)	786	1,415	(397)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	198,105	85,997	28,196	76,775	7,137
Deferred policy acquisition costs	13,751	2,722	4,550	6,627	(148)
Other assets	29,341	7,819	3,006	9,454	9,062
Separate account assets	174,074	141,330	34,100	462	(1,818)

Total assets	415,271	237,868	69,852	93,318	14,233

Liabilities:
Future policy benefits	73,931	15,335	9,122	49,079	395
Policyholders’ account balances	96,078	58,154	14,772	24,966	(1,814)
Debt	22,409	3,570	4,994	499	13,346
Other liabilities	24,091	7,741	2,646	10,124	3,580
Separate account liabilities	174,074	141,330	34,100	462	(1,818)

Total liabilities	390,583	226,130	65,634	85,130	13,689

Attributed Equity:
Accumulated other comprehensive income (loss)	(574)	532	148	233	(1,487)
Other attributed equity	24,728	10,612	4,070	7,948	2,098

Total attributed equity	24,154	11,144	4,218	8,181	611

Noncontrolling Interest	534	594	—	7	(67)

Total Equity	24,688	11,738	4,218	8,188	544

Total liabilities and equity	415,271	237,868	69,852	93,318	14,233

	As of December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	183,318	87,244	23,560	65,891	6,623
Deferred policy acquisition costs	13,127	2,683	4,573	6,051	(180)
Other assets	36,086	9,924	3,028	12,866	10,268
Separate account assets	147,095	115,791	32,277	270	(1,243)

Total assets	379,626	215,642	63,438	85,078	15,468

Liabilities:
Future policy benefits	70,221	18,251	8,213	43,317	440
Policyholders’ account balances	93,991	62,285	13,527	21,674	(3,495)
Debt	28,632	4,137	5,448	620	18,427
Other liabilities	25,044	8,039	1,904	12,912	2,189
Separate account liabilities	147,095	115,791	32,277	270	(1,243)

Total liabilities	364,983	208,503	61,369	78,793	16,318

Attributed Equity:
Accumulated other comprehensive loss	(5,237)	(2,422)	(1,278)	(562)	(975)
Other attributed equity	19,529	9,255	3,347	6,808	119

Total attributed equity	14,292	6,833	2,069	6,246	(856)

Noncontrolling Interest	351	306	—	39	6

Total Equity	14,643	7,139	2,069	6,285	(850)

Total liabilities and equity	379,626	215,642	63,438	85,078	15,468

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2009				As of December 31, 2008
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	389	6,546	1,518	8,453	925	5,092	1,518	7,535
Investment related	1,247	7,998	—	9,245	6,245	9,792	—	16,037
Securities business related	1,015	1,283	—	2,298	1,806	1,550	—	3,356
Specified other businesses	471	1,513	—	1,984	778	264	—	1,042
Limited recourse and non-recourse borrowing	—	429	—	429	338	324	—	662

Total debt - Financial Services Businesses	3,122	17,769	1,518	22,409	10,092	17,022	1,518	28,632

Ratio of long-term and short-term capital debt to capitalization (1)				21.6%				23.3%

Closed Block Business
Investment related	—	—	—	—	443	—	—	443
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	443	1,750	—	2,193

	As of December 31, 2009				As of December 31, 2008
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	6,973	1,335	145	8,453	6,837	462	236	7,535
Investment related	4,760	1,212	3,273	9,245	8,819	3,991	3,227	16,037
Securities business related	1,422	826	50	2,298	694	2,430	232	3,356
Specified other businesses	1,513	471	—	1,984	290	752	—	1,042
Limited recourse and non-recourse borrowing	—	—	429	429	—	—	662	662

Total debt - Financial Services Businesses	14,668	3,844	3,897	22,409	16,640	7,635	4,357	28,632

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $941 million and $444 million of Surplus Notes for December 31, 2009 and 2008, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2008	2009
2009	2008			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
690	654	6%	Premiums	209	175	261	118	136
1,189	1,287	-8%	Policy charges and fee income	256	249	269	313	358
4,378	4,449	-2%	Net investment income	1,101	1,146	1,114	1,064	1,054
2,547	2,139	19%	Asset management fees, commissions and other income	191	1,793	43	321	390

8,804	8,529	3%	Total revenues	1,757	3,363	1,687	1,816	1,938

			Benefits and Expenses (1):
1,469	2,268	-35%	Insurance and annuity benefits	814	642	257	210	360
2,609	2,656	-2%	Interest credited to policyholders’ account balances	707	895	527	604	583
68	225	-70%	Interest expense	54	25	16	14	13
(1,023)	(689)	-48%	Deferral of acquisition costs	(148)	(149)	(217)	(347)	(310)
548	423	30%	Amortization of acquisition costs	126	878	(351)	24	(3)
3,865	3,960	-2%	General and administrative expenses	1,179	897	891	997	1,080

7,536	8,843	-15%	Total benefits and expenses	2,732	3,188	1,123	1,502	1,723

1,268	(314)	504%	Adjusted operating income (loss) before income taxes	(975)	175	564	314	215

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities.

Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2009				Quarter Ended December 31, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	690	88	602	—	136	27	109	—
Policy charges and fee income	1,189	991	198	—	358	306	52	—
Net investment income	4,378	979	3,309	90	1,054	218	802	34
Asset management fees, commissions and other income	2,547	813	567	1,167	390	(111)	174	327

Total revenues	8,804	2,871	4,676	1,257	1,938	440	1,137	361

Benefits and Expenses (1):
Insurance and annuity benefits	1,469	89	1,380	—	360	49	311	—
Interest credited to policyholders’ account balances	2,609	702	1,907	—	583	116	467	—
Interest expense	68	13	29	26	13	4	5	4
Deferral of acquisition costs	(1,023)	(953)	(48)	(22)	(310)	(297)	(6)	(7)
Amortization of acquisition costs	548	505	25	18	(3)	(13)	5	5
General and administrative expenses (2)	3,865	1,812	873	1,180	1,080	493	222	365

Total benefits and expenses	7,536	2,168	4,166	1,202	1,723	352	1,004	367

Adjusted operating income (loss) before income taxes	1,268	703	510	55	215	88	133	(6)

	Twelve Months Ended December 31, 2008				Quarter Ended December 31, 2008
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	654	64	590	—	209	14	195	—
Policy charges and fee income	1,287	1,107	180	—	256	210	46	—
Net investment income	4,449	800	3,564	85	1,101	265	903	(67)
Asset management fees, commissions and other income	2,139	28	510	1,601	191	(213)	108	296

Total revenues	8,529	1,999	4,844	1,686	1,757	276	1,252	229

Benefits and Expenses (1):
Insurance and annuity benefits	2,268	947	1,321	—	814	474	340	—
Interest credited to policyholders’ account balances	2,656	512	2,144	—	707	157	550	—
Interest expense	225	58	89	78	54	14	21	19
Deferral of acquisition costs	(689)	(597)	(78)	(14)	(148)	(130)	(16)	(2)
Amortization of acquisition costs	423	379	24	20	126	119	2	5
General and administrative expenses (2)	3,960	1,777	813	1,370	1,179	681	222	276

Total benefits and expenses	8,843	3,076	4,313	1,454	2,732	1,315	1,119	298

Adjusted operating income (loss) before income taxes	(314)	(1,077)	531	232	(975)	(1,039)	133	(69)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $150 million for the twelve months ended December 31, 2009, $395 million for the twelve months ended December 31, 2008, $3 million for the quarter ended December 31, 2009 and $296 million for the quarter ended December 31, 2008 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
60,007	80,330	Beginning total account value	67,968	60,007	57,942	65,099	75,611
16,117	10,208	Sales	2,132	2,108	3,378	5,829	4,802
(5,776)	(8,000)	Surrenders and withdrawals	(1,654)	(1,443)	(1,315)	(1,444)	(1,574)

10,341	2,208	Net sales	478	665	2,063	4,385	3,228
(988)	(1,057)	Benefit payments	(242)	(256)	(236)	(239)	(257)

9,353	1,151	Net flows	236	409	1,827	4,146	2,971
12,220	(20,353)	Change in market value, interest credited, and other (1)	(7,986)	(2,269)	5,566	6,650	2,273
(1,061)	(1,121)	Policy charges	(211)	(205)	(236)	(284)	(336)

80,519	60,007	Ending total account value	60,007	57,942	65,099	75,611	80,519

		Fixed Annuities:
3,295	3,488	Beginning total account value	3,349	3,295	3,263	3,221	3,213
179	121	Sales	47	55	41	46	37
(258)	(276)	Surrenders and withdrawals	(91)	(77)	(75)	(49)	(57)

(79)	(155)	Net redemptions	(44)	(22)	(34)	(3)	(20)
(160)	(160)	Benefit payments	(40)	(43)	(37)	(41)	(39)

(239)	(315)	Net flows	(84)	(65)	(71)	(44)	(59)
397	127	Interest credited and other (1)	32	33	30	36	298
(1)	(5)	Policy charges	(2)	—	(1)	—	—

3,452	3,295	Ending total account value	3,295	3,263	3,221	3,213	3,452

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
2,395	2,448	Insurance Agents	540	465	531	735	664
3,440	1,251	Wirehouses	264	344	685	1,359	1,052
10,461	6,630	Independent Financial Planners (3)	1,375	1,354	2,203	3,781	3,123

16,296	10,329	Total	2,179	2,163	3,419	5,875	4,839

(1)	Includes cumulative reclassification during the fourth quarter of 2009 of $259 million from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.
(3)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
18,110	8,644	Beginning balance	17,051	18,110	18,208	16,355	15,308
1,483	275	Premiums and deposits	81	83	196	638	566
(1,522)	(1,234)	Surrenders and withdrawals	(433)	(386)	(356)	(411)	(369)

(39)	(959)	Net sales (redemptions)	(352)	(303)	(160)	227	197
(349)	(362)	Benefit payments	(92)	(93)	(83)	(88)	(85)

(388)	(1,321)	Net flows	(444)	(396)	(243)	139	112
556	484	Interest credited and other	159	156	129	141	130
(3,671)	10,308	Net transfers (to) from separate account	1,346	338	(1,738)	(1,327)	(944)
(1)	(5)	Policy charges	(2)	—	(1)	—	—

14,606	18,110	Ending balance	18,110	18,208	16,355	15,308	14,606

		Account Values in Separate Account:
45,192	75,174	Beginning balance	54,266	45,192	42,997	51,965	63,516
14,813	10,054	Premiums and deposits	2,098	2,080	3,223	5,237	4,273
(4,512)	(7,042)	Surrenders and withdrawals	(1,312)	(1,134)	(1,034)	(1,082)	(1,262)

10,301	3,012	Net sales	786	946	2,189	4,155	3,011
(799)	(855)	Benefit payments	(190)	(206)	(190)	(192)	(211)

9,502	2,157	Net flows	596	740	1,999	3,963	2,800
12,061	(20,710)	Change in market value, interest credited and other	(8,113)	(2,392)	5,467	6,545	2,441
3,671	(10,308)	Net transfers (to) from general account	(1,346)	(338)	1,738	1,327	944
(1,061)	(1,121)	Policy charges	(211)	(205)	(236)	(284)	(336)

69,365	45,192	Ending balance	45,192	42,997	51,965	63,516	69,365

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)
	2008	2009
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,891	9,793	9,951	10,023	9,952
Guaranteed minimum withdrawal benefits	1,326	1,198	1,312	1,420	1,412
Guaranteed minimum income benefits	4,114	3,750	4,184	4,613	4,677
Guaranteed minimum withdrawal & income benefits	17,723	18,470	23,249	31,416	36,430

Total	33,054	33,211	38,696	47,472	52,471

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	17,653	19,124	22,935	30,116	34,901
Account Values without Auto-Rebalancing Feature	15,401	14,087	15,761	17,356	17,570

Total	33,054	33,211	38,696	47,472	52,471

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,328	1,514	1,250	1,129	1,061
Net Amount at Risk without Auto-Rebalancing Feature	4,973	5,917	4,286	2,895	2,785

Total	6,301	7,431	5,536	4,024	3,846

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2008	2009
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	34,892	34,313	39,124	46,881	51,106
Net amount at risk	6,462	7,433	5,138	3,219	2,707
Minimum return, anniversary contract value, or maximum contract value:
Account value	21,494	20,208	22,358	24,880	25,770
Net amount at risk	9,640	10,503	8,438	6,472	5,891

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	17,653	19,124	22,935	30,116	34,901
Account Values without Auto-Rebalancing Feature	38,733	35,397	38,547	41,645	41,975

Total	56,386	54,521	61,482	71,761	76,876

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,698	1,843	1,328	863	800
Net Amount at Risk without Auto-Rebalancing Feature	14,404	16,093	12,248	8,828	7,798

Total	16,102	17,936	13,576	9,691	8,598

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
99,738	112,192	Beginning total account value	100,463	99,738	102,159	110,950	121,756
23,188	18,941	Deposits and sales	6,549	10,489	3,890	4,789	4,020
(14,438)	(15,051)	Withdrawals and benefits	(3,869)	(4,231)	(3,803)	(3,287)	(3,117)
17,857	(25,259)	Change in market value, interest credited and interest income	(12,320)	(3,837)	8,704	9,304	3,686
—	8,915	Acquisition (1)	8,915	—	—	—	—

126,345	99,738	Ending total account value	99,738	102,159	110,950	121,756	126,345

8,750	3,890	Net additions	2,680	6,258	87	1,502	903

		Stable value account values included above	35,346	36,601	36,722	35,881	36,243

		Institutional Investment Products:
50,491	51,591	Beginning total account value	50,041	50,491	49,030	49,475	50,137
7,786	5,738	Additions (2)	1,270	627	2,343	1,329	3,487
(7,817)	(7,392)	Withdrawals and benefits (3)	(1,632)	(2,037)	(1,272)	(2,523)	(1,985)
2,287	2,198	Change in market value, interest credited and interest income	1,243	(152)	678	1,548	213
(839)	(1,644)	Other (4)	(431)	101	(1,304)	308	56

51,908	50,491	Ending total account value	50,491	49,030	49,475	50,137	51,908

(31)	(1,654)	Net additions (withdrawals)	(362)	(1,410)	1,071	(1,194)	1,502

(1)	On October 10, 2008, the company acquired MullinTBG Insurance Agency Services, LLC and related entities.
(2)	Includes $700 million for the three and twelve months ended December 31, 2008 and $500 million for the three months ended June 30, 2009 and twelve months ended December 31, 2009, representing transfers of externally managed client balances to accounts managed by the company. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	Includes $(317) million, $(171) million and $(488) million for the three months ended September 30, 2009 and December 31, 2009 and the twelve months ended December 31, 2009, respectively, representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(4)	“Other” activity includes transfers from (to) the Asset Management segment of $543 million, $432 million for the three and twelve months ended December 31, 2008, respectively; and $(11) million for the three and twelve months ended December 31, 2009. “Other” activity also includes $(700) million for the three and twelve months ended December 31, 2008, $(500) million for the three months ended June 30, 2009, $317 million, $171 million and $(12) million for the three months ended September 30, 2009 and December 31, 2009 and the twelve months ended December 31, 2009, respectively, related to transfers discussed above in notes 2 and 3. For the three months ended March 31, 2009 and the twelve months ended December 31, 2009 “Other” includes $1,500 million representing collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY). “Other” also includes $(507) million, $(1,015) million and $(1,522) million for the three months ended March 31, 2009, June 30, 2009 and the twelve months ended December 31, 2009 respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):

Year-to-date		%		2008	2009
2009	2008	Change		4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,049	1,115	-6%	Asset management fees	257	239	254	269	287
(64)	50	-228%	Incentive, transaction, principal investing and commercial mortgage revenues	(141)	(35)	1	(13)	(17)
272	521	-48%	Service, distribution and other revenues	113	59	87	35	91

1,257	1,686	-25%	Total Asset Management segment revenues	229	263	342	291	361

			Analysis of asset management fees by source:
511	540	-5%	Institutional customers	133	119	126	129	137
268	307	-13%	Retail customers	58	56	62	71	79
270	268	1%	General account	66	64	66	69	71

1,049	1,115	-6%	Total asset management fees	257	239	254	269	287

Supplementary Assets Under Management Information (in billions):
	December 31, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	47.9	120.3	20.2	188.4
Retail customers	58.2	24.6	1.6	84.4
General account	3.7	179.3	1.0	184.0

Total	109.8	324.2	22.8	456.8

	December 31, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	38.6	96.8	25.8	161.2
Retail customers	38.3	21.5	1.8	61.6
General account	3.2	168.6	0.8	172.6

Total	80.1	286.9	28.4	395.4

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.5	141.7	Beginning assets under management	138.6	128.5	120.6	128.9	143.4
33.8	29.6	Additions	6.1	4.9	7.7	10.4	10.8
(21.2)	(19.5)	Withdrawals	(5.9)	(4.6)	(6.5)	(5.6)	(4.5)
11.9	(22.4)	Change in market value	(10.7)	(7.3)	7.2	9.9	2.1
(1.3)	(0.5)	Net money market flows	0.9	(0.9)	(0.1)	(0.2)	(0.1)
—	(0.4)	Other (1)	(0.5)	—	—	—	—

151.7	128.5	Ending assets under management	128.5	120.6	128.9	143.4	151.7
36.7	32.7	Affiliated institutional assets under management	32.7	32.1	34.6	36.5	36.7

188.4	161.2	Total assets managed for institutional customers at end of period	161.2	152.7	163.5	179.9	188.4

12.6	10.1	Net institutional additions, excluding money market and other activity (1)	0.2	0.3	1.2	4.8	6.3

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
33.4	50.9	Beginning assets under management	43.4	33.4	33.5	39.5	47.2
18.6	15.1	Additions	3.4	3.5	4.6	6.1	4.4
(12.5)	(14.7)	Withdrawals	(5.0)	(3.3)	(2.7)	(3.3)	(3.2)
11.7	(18.0)	Change in market value	(8.4)	(0.7)	4.4	5.1	2.9
(0.1)	0.1	Net money market flows	—	0.6	(0.3)	(0.2)	(0.2)
—	—	Other	—	—	—	—	—

51.1	33.4	Ending assets under management	33.4	33.5	39.5	47.2	51.1
33.3	28.2	Affiliated retail assets under management	28.2	27.8	30.8	31.9	33.3

84.4	61.6	Total assets managed for retail customers at end of period	61.6	61.3	70.3	79.1	84.4

6.1	0.4	Net retail additions (withdrawals), excluding money market activity	(1.6)	0.2	1.9	2.8	1.2

(1)	Other activity represents transfers from (to) the Retirement Segment as a result of a change in client contract form. These assets continue to be managed by the segment and are included in Affiliated institutional assets under management above.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2008	2009
2009	2008			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,737	4,381	8%	Premiums	1,091	1,190	1,156	1,226	1,165
1,509	1,525	-1%	Policy charges and fee income	441	393	412	297	407
1,432	1,396	3%	Net investment income	357	353	350	361	368
375	412	-9%	Asset management fees, commissions and other income	80	77	88	128	82

8,053	7,714	4%	Total revenues	1,969	2,013	2,006	2,012	2,022

			Benefits and Expenses (1):
5,058	4,698	8%	Insurance and annuity benefits	1,210	1,276	1,222	1,326	1,234
492	463	6%	Interest credited to policyholders’ account balances	117	119	119	126	128
181	215	-16%	Interest expense	62	51	47	42	41
(537)	(486)	-10%	Deferral of acquisition costs	(126)	(125)	(136)	(143)	(133)
208	387	-46%	Amortization of acquisition costs	222	136	74	(98)	96
1,758	1,651	6%	General and administrative expenses	406	423	437	452	446

7,160	6,928	3%	Total benefits and expenses	1,891	1,880	1,763	1,705	1,812

893	786	14%	Adjusted operating income before income taxes	78	133	243	307	210

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2009			Quarter Ended December 31, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,737	686	4,051	1,165	178	987
Policy charges and fee income	1,509	1,025	484	407	290	117
Net investment income	1,432	809	623	368	207	161
Asset management fees, commissions and other income	375	248	127	82	54	28

Total revenues	8,053	2,768	5,285	2,022	729	1,293

Benefits and Expenses (1):
Insurance and annuity benefits	5,058	1,042	4,016	1,234	251	983
Interest credited to policyholders’ account balances	492	263	229	128	68	60
Interest expense	181	181	—	41	41	—
Deferral of acquisition costs	(537)	(491)	(46)	(133)	(124)	(9)
Amortization of acquisition costs	208	186	22	96	91	5
General and administrative expenses	1,758	1,025	733	446	261	185

Total benefits and expenses	7,160	2,206	4,954	1,812	588	1,224

Adjusted operating income before income taxes	893	562	331	210	141	69

	Twelve Months Ended December 31, 2008			Quarter Ended December 31, 2008
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,381	613	3,768	1,091	162	929
Policy charges and fee income	1,525	1,066	459	441	299	142
Net investment income	1,396	749	647	357	196	161
Asset management fees, commissions and other income	412	326	86	80	59	21

Total revenues	7,714	2,754	4,960	1,969	716	1,253

Benefits and Expenses (1):
Insurance and annuity benefits	4,698	965	3,733	1,210	247	963
Interest credited to policyholders’ account balances	463	231	232	117	60	57
Interest expense	215	214	1	62	62	—
Deferral of acquisition costs	(486)	(445)	(41)	(126)	(113)	(13)
Amortization of acquisition costs	387	372	15	222	218	4
General and administrative expenses	1,651	971	680	406	233	173

Total benefits and expenses	6,928	2,308	4,620	1,891	707	1,184

Adjusted operating income before income taxes	786	446	340	78	9	69

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE

ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

20	39	Variable life	10	4	5	3	8
113	83	Universal life	23	28	32	26	27
226	209	Term life	53	52	61	57	56

359	331	Total	86	84	98	86	91

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

95	109	Prudential Agents	26	22	24	22	27
264	222	Third party distribution	60	62	74	64	64

359	331	Total	86	84	98	86	91

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
7,397	6,582	Beginning balance	7,212	7,397	7,691	7,824	7,914
1,805	1,613	Premiums and deposits	462	570	474	386	375
(934)	(1,000)	Surrenders and withdrawals	(303)	(278)	(240)	(220)	(196)

871	613	Net sales	159	292	234	166	179
(149)	(159)	Benefit payments	(41)	(34)	(32)	(50)	(33)

722	454	Net flows	118	258	202	116	146
78	397	Interest credited and other	78	81	(64)	11	50
246	267	Net transfers from separate account	70	45	85	53	63
(362)	(303)	Policy charges	(81)	(90)	(90)	(90)	(92)

8,081	7,397	Ending balance	7,397	7,691	7,824	7,914	8,081

		Separate Account Liabilities:
12,848	18,585	Beginning balance	15,476	12,848	12,110	13,450	14,972
1,173	1,410	Premiums and deposits	409	315	261	268	329
(848)	(827)	Surrenders and withdrawals	(277)	(328)	(216)	(139)	(165)

325	583	Net sales (redemptions)	132	(13)	45	129	164
(39)	(21)	Benefit payments	17	(2)	(18)	(11)	(8)

286	562	Net flows	149	(15)	27	118	156
3,509	(5,268)	Change in market value, interest credited and other	(2,524)	(500)	1,574	1,633	802
(246)	(267)	Net transfers to general account	(70)	(45)	(85)	(53)	(63)
(705)	(764)	Policy charges	(183)	(178)	(176)	(176)	(175)

15,692	12,848	Ending balance	12,848	12,110	13,450	14,972	15,692

		FACE AMOUNT IN FORCE (3):

		Variable life	127,503	124,600	123,419	122,955	122,091
		Universal life	29,070	30,537	32,315	33,711	34,984
		Term life	373,927	386,218	402,459	417,100	431,831

		Total	530,500	541,355	558,193	573,766	588,906

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:

		Policy Surrender Experience:
855	802	Cash value of surrenders	240	256	236	173	190
4.2%	3.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.8%	5.5%	5.0%	3.4%	3.5%

		Death benefits per $1,000 of in force (1):
3.87	3.68	Variable and universal life	3.58	4.71	3.83	3.72	3.30
0.95	1.37	Term life	0.97	1.14	1.10	0.75	0.81
2.49	2.74	Total, Individual Life Insurance	2.43	3.14	2.54	2.32	1.98

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
339	288	Group life	76	210	35	53	41
238	204	Group disability (1)	26	134	26	57	21

577	492	Total	102	344	61	110	62

		Future Policy Benefits (2):
		Group life	2,227	2,169	2,176	2,141	2,282
		Group disability (1)	898	1,015	1,059	1,132	1,176

		Total	3,125	3,184	3,235	3,273	3,458

		Policyholders’ Account Balances (2):
		Group life	5,958	6,033	6,160	6,343	6,506
		Group disability (1)	172	159	168	172	185

		Total	6,130	6,192	6,328	6,515	6,691

		Separate Account Liabilities (2):
		Group life	19,429	20,315	19,141	18,083	18,408
		Group disability (1)	—	—	—	—	—

		Total	19,429	20,315	19,141	18,083	18,408

		Group Life Insurance:
3,601	3,623	Gross premiums, policy charges and fee income (3)	922	920	915	889	877
3,414	3,232	Earned premiums, policy charges and fee income	840	857	849	873	835
88.4%	88.6%	Benefits ratio	89.9%	88.0%	87.3%	89.8%	88.6%
9.0%	8.6%	Administrative operating expense ratio	8.7%	8.8%	8.7%	9.1%	9.4%
		Persistency ratio	93.3%	95.8%	95.6%	94.7%	94.3%

		Group Disability Insurance (1):
1,145	1,032	Gross premiums, policy charges and fee income (3)	241	297	271	303	274
1,121	995	Earned premiums, policy charges and fee income	231	290	271	291	269
88.9%	87.2%	Benefits ratio	90.0%	86.2%	85.6%	93.5%	90.3%
18.3%	19.8%	Administrative operating expense ratio	20.8%	17.9%	18.1%	17.5%	20.1%
		Persistency ratio	85.6%	94.5%	93.6%	92.3%	90.9%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
2,329	1,976	Beginning balance	2,294	2,329	1,580	1,943	2,111
953	597	Capitalization	130	132	197	327	297
(505)	(379)	Amortization - operating results	(119)	(862)	355	(11)	13
23	10	Amortization - realized investment gains and losses	(10)	2	11	10	—
(351)	125	Impact of unrealized (gains) or losses on AFS securities	34	(21)	(200)	(158)	28

2,449	2,329	Ending balance	2,329	1,580	1,943	2,111	2,449

		INDIVIDUAL LIFE INSURANCE:
4,226	3,855	Beginning balance	4,207	4,226	4,270	4,142	4,150
491	445	Capitalization	113	115	128	124	124
(186)	(372)	Amortization - operating results	(218)	(128)	(69)	102	(91)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(352)	298	Impact of unrealized (gains) or losses on AFS securities	124	57	(187)	(218)	(4)

4,179	4,226	Ending balance	4,226	4,270	4,142	4,150	4,179

		GROUP INSURANCE:
347	321	Beginning balance	338	347	349	352	367
46	41	Capitalization	13	10	8	19	9
(22)	(15)	Amortization - operating results	(4)	(8)	(5)	(4)	(5)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

371	347	Ending balance	347	349	352	367	371

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,023	798	Beginning balance	984	1,023	807	983	1,016
391	334	Capitalization	74	66	82	130	113
(221)	(96)	Amortization - operating results	(13)	(281)	84	(15)	(9)
24	(13)	Amortization - realized investment gains and losses	(22)	(1)	10	10	5
(100)	—	Impact of unrealized (gains) or losses on AFS securities	—	—	—	(92)	(8)
—	—	Other	—	—	—	—	—

1,117	1,023	Ending balance	1,023	807	983	1,016	1,117

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2008	2009
2009	2008			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
7,878	6,833	15%	Premiums	1,698	1,899	1,911	2,015	2,053
374	342	9%	Policy charges and fee income	90	99	91	90	94
2,176	2,006	8%	Net investment income	527	534	509	566	567
460	266	73%	Asset management fees, commissions and other income	(217)	106	130	105	119

10,888	9,447	15%	Total revenues	2,098	2,638	2,641	2,776	2,833

			Benefits and Expenses (1):
6,139	5,377	14%	Insurance and annuity benefits	1,325	1,501	1,465	1,572	1,601
480	416	15%	Interest credited to policyholders’ account balances	109	119	110	123	128
4	9	-56%	Interest expense	2	1	1	1	1
(1,248)	(1,173)	-6%	Deferral of acquisition costs	(299)	(309)	(299)	(302)	(338)
798	638	25%	Amortization of acquisition costs	182	202	214	175	207
2,829	2,765	2%	General and administrative expenses	778	689	669	694	777

9,002	8,032	12%	Total benefits and expenses	2,097	2,203	2,160	2,263	2,376

1,886	1,415	33%	Adjusted operating income before income taxes	1	435	481	513	457

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2009				Quarter Ended December 31, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	7,878	5,018	2,860	—	2,053	1,302	751	—
Policy charges and fee income	374	295	79	—	94	74	20	—
Net investment income	2,176	1,069	1,089	18	567	285	279	3
Asset management fees, commissions and other income	460	61	(5)	404	119	5	12	102

Total revenues	10,888	6,443	4,023	422	2,833	1,666	1,062	105

Benefits and Expenses (1):
Insurance and annuity benefits	6,139	3,901	2,238	—	1,601	1,013	588	—
Interest credited to policyholders’ account balances	480	186	294	—	128	49	79	—
Interest expense	4	3	1	—	1	1	—	—
Deferral of acquisition costs	(1,248)	(866)	(382)	—	(338)	(239)	(99)	—
Amortization of acquisition costs	798	540	258	—	207	141	66	—
General and administrative expenses	2,829	1,458	992	379	777	399	277	101

Total benefits and expenses	9,002	5,222	3,401	379	2,376	1,364	911	101

Adjusted operating income before income taxes	1,886	1,221	622	43	457	302	151	4

	Twelve Months Ended December 31, 2008				Quarter Ended December 31, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,833	4,710	2,123	—	1,698	1,158	540	—
Policy charges and fee income	342	271	71	—	90	71	19	—
Net investment income	2,006	962	995	49	527	249	266	12
Asset management fees, commissions and other income	266	79	(26)	213	(217)	16	(14)	(219)

Total revenues	9,447	6,022	3,163	262	2,098	1,494	811	(207)

Benefits and Expenses (1):
Insurance and annuity benefits	5,377	3,738	1,639	—	1,325	921	404	—
Interest credited to policyholders’ account balances	416	167	249	—	109	42	67	—
Interest expense	9	13	(8)	4	2	4	(2)	—
Deferral of acquisition costs	(1,173)	(837)	(336)	—	(299)	(213)	(86)	—
Amortization of acquisition costs	638	455	183	—	182	129	53	—
General and administrative expenses	2,765	1,361	814	590	778	350	215	213

Total benefits and expenses	8,032	4,897	2,541	594	2,097	1,233	651	213

Adjusted operating income (loss) before income taxes	1,415	1,125	622	(332)	1	261	160	(420)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		Japanese Yen Basis Results:
		Revenues (1):
¥467,435	¥445,941	Japanese insurance operations excluding Gibraltar Life	¥110,212	¥124,975	¥114,650	¥114,616	¥113,194
385,922	335,854	Gibraltar Life	83,070	84,867	99,223	105,163	96,669

853,357	781,795	Total revenues, Japan, yen basis	193,282	209,842	213,873	219,779	209,863

		Benefits and Expenses (1):
369,581	345,982	Japanese insurance operations excluding Gibraltar Life	86,952	101,197	88,419	88,816	91,149
319,933	268,927	Gibraltar Life	66,538	70,551	82,573	84,509	82,300

689,514	614,909	Total benefits and expenses, Japan, yen basis	153,490	171,748	170,992	173,325	173,449

		Adjusted operating income (2):
97,854	99,959	Japanese insurance operations excluding Gibraltar Life	23,260	23,778	26,231	25,800	22,045
65,989	66,927	Gibraltar Life	16,532	14,316	16,650	20,654	14,369

¥163,843	¥166,886	Total adjusted operating income, Japan, yen basis	¥39,792	¥38,094	¥42,881	¥46,454	¥36,414

		U.S. Dollar adjusted operating income (3):
$974	$943	Japanese insurance operations excluding Gibraltar Life	$224	$237	$257	$254	$226
622	622	Gibraltar Life	160	131	150	190	151

1,596	1,565	Total adjusted operating income, Japan, U.S. dollar basis	384	368	407	444	377
247	182	All other countries (4)	37	57	58	56	76

$1,843	$1,747	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$421	$425	$465	$500	$453

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2008	2009
2009	2008		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,046	3,575	Japan, excluding Gibraltar Life	924	1,084	963	980	1,019
2,939	2,194	Gibraltar Life	559	635	731	802	771
1,267	1,406	All other countries	305	279	308	323	357

8,252	7,175	Total	1,788	1,998	2,002	2,105	2,147

		Annualized new business premiums:
577	531	Japan, excluding Gibraltar Life	123	173	122	138	144
568	454	Gibraltar Life	101	113	147	149	159
256	244	All other countries	54	47	59	67	83

1,401	1,229	Total	278	333	328	354	386

		Annualized new business premiums by distribution channel:
833	775	Life Planners	177	220	181	205	227
436	400	Gibraltar Life Advisors	89	92	122	111	111
132	54	Banks	12	21	25	38	48

1,401	1,229	Total	278	333	328	354	386

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
3,877	3,684	Japan, excluding Gibraltar Life	899	1,043	951	938	945
2,780	2,327	Gibraltar Life	571	585	721	771	703
1,468	1,432	All other countries	375	359	359	365	385

8,125	7,443	Total	1,845	1,987	2,031	2,074	2,033

		Annualized new business premiums:
556	548	Japan, excluding Gibraltar Life	122	169	120	132	135
557	469	Gibraltar Life	102	108	149	149	151
291	245	All other countries	64	60	66	76	89

1,404	1,262	Total	288	337	335	357	375

		Annualized new business premiums by distribution channel:
847	793	Life Planners	186	229	186	208	224
425	414	Gibraltar Life Advisors	90	87	124	110	104
132	55	Banks	12	21	25	39	47

1,404	1,262	Total	288	337	335	357	375

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2008	2009
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	264	266	267	269	270
Gibraltar Life	196	195	193	198	198
All other countries	101	102	103	104	106

Total	561	563	563	571	574

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,313	2,353	2,373	2,400	2,425
Gibraltar Life	3,796	3,787	3,760	3,894	3,897
All other countries	1,348	1,359	1,375	1,402	1,434

Total	7,457	7,499	7,508	7,696	7,756

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.6%	92.2%	91.8%	91.5%	91.6%
25 months	86.2%	85.0%	84.7%	84.2%	84.6%

Gibraltar Life:
13 months	91.1%	91.2%	91.2%	91.1%	91.6%
25 months	84.0%	83.4%	83.1%	83.2%	83.6%

Number of Life Planners at end of period:
Japan	3,071	3,078	2,987	3,043	3,094
All other countries	3,294	3,319	3,388	3,441	3,515

Total life planners	6,365	6,397	6,375	6,484	6,609

Gibraltar Life Advisors	6,330	6,170	6,376	6,060	6,398

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2009				December 31, 2008
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	140,805	29,537	111,268	58.4%	126,149	27,424	98,725	57.5%
Public, held to maturity, at amortized cost	4,009	—	4,009	2.1%	3,002	—	3,002	1.7%
Private, available for sale, at fair value	32,418	12,994	19,424	10.2%	30,047	11,479	18,568	10.8%
Private, held to maturity, at amortized cost	1,111	—	1,111	0.6%	806	—	806	0.5%
Trading account assets supporting insurance liabilities, at fair value	16,020	—	16,020	8.4%	13,875	—	13,875	8.1%
Other trading account assets, at fair value (1)	1,783	167	1,616	0.8%	848	120	728	0.4%
Equity securities, available for sale, at fair value	6,883	3,085	3,798	2.0%	6,059	2,400	3,659	2.1%
Commercial loans	29,644	8,363	21,281	11.2%	30,840	8,748	22,092	12.9%
Policy loans	10,146	5,418	4,728	2.5%	9,703	5,423	4,280	2.5%
Other long-term investments (2)	4,356	1,545	2,811	1.5%	4,664	1,629	3,035	1.8%
Short-term investments (3)	5,640	1,338	4,302	2.3%	4,358	1,484	2,874	1.7%

Subtotal (4)	252,815	62,447	190,368	100.0%	230,351	58,707	171,644	100.0%

Invested assets of other entities and operations (5)	7,737	—	7,737		11,674	—	11,674

Total investments	260,552	62,447	198,105		242,025	58,707	183,318

Fixed Maturities by Credit Quality (4):

	December 31, 2009					December 31, 2008
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (6)
1	94,368	3,767	1,845	96,290	83.5%	85,474	4,228	4,425	85,277	83.8%
2	14,682	699	790	14,591	12.7%	15,573	163	2,893	12,843	12.6%

Subtotal - High or Highest Quality Securities (7)	109,050	4,466	2,635	110,881	96.2%	101,047	4,391	7,318	98,120	96.4%

3	2,743	44	314	2,473	2.1%	3,009	16	800	2,225	2.2%
4	1,657	22	345	1,334	1.2%	1,639	2	565	1,076	1.1%
5	685	19	202	502	0.4%	379	14	123	270	0.3%
6	197	25	69	153	0.1%	36	4	4	36	0.0%

Subtotal - Other Securities	5,282	110	930	4,462	3.8%	5,063	36	1,492	3,607	3.6%

Total	114,332	4,576	3,565	115,343	100.0%	106,110	4,427	8,810	101,727	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	5,795	259	121	5,933	28.9%	6,284	112	408	5,988	30.9%
2	10,510	454	379	10,585	51.5%	11,341	92	1,310	10,123	52.2%

Subtotal - High or Highest Quality Securities (7)	16,305	713	500	16,518	80.4%	17,625	204	1,718	16,111	83.1%

3	2,267	50	131	2,186	10.6%	2,405	24	381	2,048	10.5%
4	1,193	18	118	1,093	5.3%	1,037	14	244	807	4.2%
5	482	6	36	452	2.2%	283	7	59	231	1.2%
6	313	24	39	298	1.5%	232	8	39	201	1.0%

Subtotal - Other Securities	4,255	98	324	4,029	19.6%	3,957	53	723	3,287	16.9%

Total	20,560	811	824	20,547	100.0%	21,582	257	2,441	19,398	100.0%

(1)	Other trading account assets, at fair value includes $466 million of asset-backed securities purchased under the Federal Reserve’s Term Asset-Backed Securities Loan Facility, which are predominately financed by non-recourse borrowings under the program.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities as of December 31, 2008) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(3)	Short-term investments have virtually no sub-prime exposure.
(4)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(5)	Includes invested assets of securities brokerage, trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(6)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2009 and December 31, 2008, respectively, 157 securities with amortized cost of $1,294 million (fair value $1,299 million) and 142 securities with amortized cost of $1,214 million (fair value, $1,054 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.
(7)	As a result of the NAIC rating methodology for non-agency residential mortgage-backed securities, may include certain securities rated BB and below by external rating agencies as of December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	50,406	73.0%	42,223	70.6%
Public, held to maturity, at amortized cost	4,009	5.8%	3,002	5.0%
Private, available for sale, at fair value	2,671	3.9%	2,803	4.7%
Private, held to maturity, at amortized cost	1,111	1.6%	806	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,236	1.8%	1,077	1.8%
Other trading account assets, at fair value	804	1.2%	519	0.9%
Equity securities, available for sale, at fair value	1,508	2.2%	2,071	3.5%
Commercial loans	3,675	5.3%	3,373	5.6%
Policy loans	1,760	2.5%	1,547	2.6%
Other long-term investments (1)	1,524	2.2%	2,143	3.6%
Short-term investments	313	0.5%	266	0.4%

Total	69,017	100.0%	59,830	100.0%

	December 31, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	60,862	50.1%	56,502	50.5%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,753	13.8%	15,765	14.1%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	14,784	12.2%	12,798	11.5%
Other trading account assets, at fair value	812	0.7%	209	0.2%
Equity securities, available for sale, at fair value	2,290	1.9%	1,588	1.4%
Commercial loans	17,606	14.5%	18,719	16.7%
Policy loans	2,968	2.4%	2,733	2.5%
Other long-term investments (1)	1,287	1.1%	892	0.8%
Short-term investments	3,989	3.3%	2,608	2.3%

Total	121,351	100.0%	111,814	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.39%	1,441	(36)	4.91%	1,497	(353)
Equity securities	5.85%	50	17	4.84%	53	(685)
Commercial loans	5.77%	241	(49)	5.83%	249	(34)
Policy loans	5.22%	60	1	5.05%	51	—
Short-term investments and cash equivalents	0.39%	10	—	2.32%	66	4
Other investments	1.42%	16	(174)	2.21%	19	245

Gross investment income before investment expenses	4.21%	1,818	(241)	4.78%	1,935	(823)
Investment expenses	-0.17%	(63)	—	-0.16%	(54)	—

Subtotal	4.04%	1,755	(241)	4.62%	1,881	(823)

Investment results of other entities and operations (2)		306	(112)		221	165
Less, investment income relating to divested businesses		(2)			(3)

Total		2,059	(353)		2,099	(658)

	Twelve Months Ended December 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.54%	5,691	(822)	4.86%	5,662	(1,597)
Equity securities	6.32%	225	(402)	5.01%	223	(941)
Commercial loans	5.80%	964	(270)	6.01%	974	(37)
Policy loans	5.19%	225	2	5.24%	208	—
Short-term investments and cash equivalents	0.54%	66	1	2.82%	304	4
Other investments	3.16%	138	171	4.26%	140	(39)

Gross investment income before investment expenses	4.40%	7,309	(1,320)	4.87%	7,511	(2,610)
Investment expenses	-0.17%	(218)	—	-0.16%	(295)	—

Subtotal	4.23%	7,091	(1,320)	4.71%	7,216	(2,610)

Investment results of other entities and operations (2)		1,152	(291)		1,244	196
Less, investment income relating to divested businesses		(12)			(30)

Total		8,231	(1,611)		8,430	(2,414)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investment and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.79%	403	(79)	3.07%	360	(23)
Equity securities	2.77%	11	(11)	2.71%	16	(333)
Commercial loans	4.68%	42	—	4.74%	38	1
Policy loans	4.02%	18	—	4.15%	14	—
Short-term investments and cash equivalents	0.68%	3	—	2.08%	6	—
Other investments	6.08%	31	74	6.66%	37	997

Gross investment income before investment expenses	2.97%	508	(16)	3.30%	471	642
Investment expenses	-0.17%	(30)	—	-0.19%	(28)	—

Total	2.80%	478	(16)	3.11%	443	642

	Twelve Months Ended December 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.88%	1,519	(321)	2.95%	1,314	(130)
Equity securities	3.13%	58	(334)	2.91%	73	(570)
Commercial loans	4.86%	167	(8)	4.76%	144	17
Policy loans	3.91%	63	2	3.92%	50	—
Short-term investments and cash equivalents	0.62%	11	—	2.26%	21	—
Other investments	6.27%	129	(305)	8.77%	139	994

Gross investment income before investment expenses	3.07%	1,947	(966)	3.24%	1,741	311
Investment expenses	-0.17%	(108)	—	-0.19%	(107)	—

Total	2.90%	1,839	(966)	3.05%	1,634	311

(1)	Yields are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.64%	1,038	43	6.05%	1,137	(330)
Equity securities	8.61%	39	28	7.61%	37	(352)
Commercial loans	6.07%	199	(49)	6.08%	211	(35)
Policy loans	5.94%	42	1	5.53%	37	—
Short-term investments and cash equivalents	0.33%	7	—	2.34%	60	4
Other investments	-2.19%	(15)	(248)	-5.31%	(18)	(752)

Gross investment income before investment expenses	5.03%	1,310	(225)	5.60%	1,464	(1,465)
Investment expenses	-0.18%	(33)	—	-0.15%	(26)	—

Total	4.85%	1,277	(225)	5.45%	1,438	(1,465)

	Twelve Months Ended December 31
	2009			2008
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.73%	4,172	(501)	6.06%	4,348	(1,467)
Equity securities	9.84%	167	(68)	7.73%	150	(371)
Commercial loans	6.05%	797	(262)	6.30%	830	(54)
Policy loans	5.94%	162	—	5.87%	158	—
Short-term investments and cash equivalents	0.53%	55	1	2.89%	283	4
Other investments	0.39%	9	476	0.03%	1	(1,033)

Gross investment income before investment expenses	5.22%	5,362	(354)	5.75%	5,770	(2,921)
Investment expenses	-0.16%	(110)	—	-0.15%	(188)	—

Total	5.06%	5,252	(354)	5.60%	5,582	(2,921)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investment and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended 31-Dec		2008				2009
2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
10,794	Premiums	3,102	2,961	2,798	2,997	3,261	3,320	3,361
3,122	Policy charges and fee income	824	809	709	781	734	766	693
8,200	Net investment income	2,110	2,145	2,076	2,099	2,064	2,053	2,055
4,348	Asset management fees, commissions and other income	879	935	765	(2)	1,943	201	498

26,464	Total revenues	6,915	6,850	6,348	5,875	8,002	6,340	6,607

	Benefits and Expenses (1):
10,829	Insurance and annuity benefits	3,082	2,944	3,040	3,472	3,464	2,928	3,115
3,094	Interest credited to policyholders’ account balances	806	803	853	881	1,086	725	831
1,187	Interest expense	298	248	287	303	247	239	228
(2,248)	Deferral of acquisition costs	(588)	(588)	(559)	(567)	(578)	(641)	(782)
935	Amortization of acquisition costs	338	315	238	512	1,205	(70)	102
8,132	General and administrative expenses	2,048	2,001	1,873	2,458	2,001	2,033	2,180

21,929	Total benefits and expenses	5,984	5,723	5,732	7,059	7,425	5,214	5,674

4,535	Adjusted operating income (loss) before income taxes	931	1,127	616	(1,184)	577	1,126	933

	Reconciling items:
(41)	Realized investment losses, net, and related adjustments	(665)	(527)	(564)	(511)	(710)	(872)	(183)
(52)	Related charges	(13)	41	17	—	44	(5)	(51)

(93)	Total realized investment losses, net, and related charges and adjustments	(678)	(486)	(547)	(511)	(666)	(877)	(234)

—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(262)	(123)	(534)	(815)	145	686	694
13	Change in experience-rated contractholder liabilities due to asset value changes	200	94	388	481	(45)	(347)	(458)
274	Divested businesses	(67)	10	(219)	(230)	(32)	(24)	25
(336)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	(32)	213	509	3	14	(92)

(142)	Total reconciling items, before income taxes	(843)	(537)	(699)	(566)	(595)	(548)	(65)

4,393	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	88	590	(83)	(1,750)	(18)	578	868
1,120	Income tax expense (benefit)	41	37	(94)	(464)	(7)	49	(145)

3,273	Income (loss) from continuing operations before equity in earnings of operating joint ventures	47	553	11	(1,286)	(11)	529	1,013

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended 31-Dec		2008				2009
2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
(9)	Premiums	(4)	(2)	(3)	(1)	(3)	(8)	2
(29)	Policy charges and fee income	(1)	(6)	(18)	(6)	(7)	(6)	(7)
759	Net investment income	181	143	141	114	31	80	64
(191)	Asset management fees, commissions and other income	(81)	(49)	(54)	(56)	(33)	(60)	(56)

530	Total revenues	95	86	66	51	(12)	6	3

	Benefits and Expenses (1):
39	Insurance and annuity benefits	22	18	32	123	45	(16)	7
(126)	Interest credited to policyholders’ account balances	(43)	(46)	(51)	(52)	(47)	(31)	(22)
662	Interest expense	178	143	181	185	170	175	171
51	Deferral of acquisition costs	15	16	9	6	5	11	10
(47)	Amortization of acquisition costs	(10)	(8)	(9)	(18)	(11)	(7)	1
83	General and administrative expenses	(16)	(17)	(58)	95	(8)	36	37

662	Total benefits and expenses	146	106	104	339	154	168	204

(132)	Adjusted operating loss before income taxes	(51)	(20)	(38)	(288)	(166)	(162)	(201)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2008				2009
2007		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
3,434	Japan, excluding Gibraltar Life	993	896	896	899	1,043	951	938
2,361	Gibraltar Life	580	616	560	571	585	721	771
1,381	All other countries	350	348	365	375	359	359	365

7,176	Total	1,923	1,860	1,821	1,845	1,987	2,031	2,074

	Annualized new business premiums:
550	Japan, excluding Gibraltar Life	169	129	128	122	169	120	132
382	Gibraltar Life	99	151	117	102	108	149	149
277	All other countries	66	61	54	64	60	66	76

1,209	Total	334	341	299	288	337	335	357

	Annualized new business premiums by distribution channel:
827	Life Planners	235	190	182	186	229	186	208
360	Gibraltar Life Advisors	93	129	102	90	87	124	110
22	Banks	6	22	15	12	21	25	39

1,209	Total	334	341	299	288	337	335	357

	Face amount of individual policies in force at end of period (in billions) (1)(2):
254	Japan, excluding Gibraltar Life	258	260	262	264	266	267	269
199	Gibraltar Life	198	197	198	196	195	193	198
100	All other countries	100	101	101	101	102	103	104

553	Total	556	558	561	561	563	563	571

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean per U.S. dollar. won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 18.13% for the twelve months ended December 31, 2009, -5.61% for the twelve months ended December 31, 2008, 30.32% for the three months ended December 31, 2009, 21.11% for the three months ended September 30, 2009, 12.79% for the three months ended June 30, 2009, 0.14% for the three months ended March 31, 2009 and -39.94% for the three months ended December 31, 2008.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2009

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 10, 2010

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of February 10, 2010

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices: Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Investor Information Hotline: Dial 877-998-ROCK for additional printed information or inquiries. Web Site: www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.